UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) January 3, 2019

 AutoNation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 3, 2019, Donna Parlapiano, Executive Vice President, Franchise Network, Mergers & Acquisitions and Corporate Real Estate of AutoNation, Inc. (the “Company”), provided notice to the Company that she has elected to retire from the Company, effective as of January 3, 2019 (the “Separation Date”).
Also on January 3, 2019, the Company and Ms. Parlapiano entered into a Separation Agreement and General Release of All Claims (the “Separation Agreement”) in order to, among other things, set forth the effective date of her retirement from the Company, extend certain restrictive covenants, and set forth the following benefits that will be provided to her by the Company, subject to her non-revocation of a release of claims and compliance with certain restrictive covenants:

•	a payment in the amount of $2,562,750, payable in 54 semi-monthly installments, and

•	a severance payment equal to the cost of health insurance coverage, grossed up for taxes, for an 18-month period.
In addition, notwithstanding the terms of any applicable equity plan or award agreement, the Company agreed to treat Ms. Parlapiano as “retirement” eligible with respect to outstanding equity awards held by her as of the Separation Date. The Separation Agreement also extends her non-competition and non-solicitation covenants through the date that is 27 months following the Separation Date. The Separation Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing summary of the Separation Agreement is qualified in its entirety by reference to such agreement.
On January 7, 2019, the Company announced that Lance E. Iserman, Executive Vice President and Chief Operating Officer of the Company, and Thomas M. Conophy, Executive Vice President and Chief Technology Officer of the Company, will be leaving the Company, effective as of January 7, 2019.
Item 7.01 Regulation FD Disclosure.
On January 7, 2019, the Company issued a press release announcing a cost reduction plan and the departure of Ms. Parlapiano and Messrs. Iserman and Conophy. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Separation Agreement and General Release of All Claims, dated January 3, 2019, by and between AutoNation, Inc. and Donna Parlapiano.
99.1    Press Release of AutoNation, Inc. dated January 7, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	January 9, 2019	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary